Investments in joint venture and affiliates	12 Months Ended
Dec. 31, 2017
Investments in joint venture and affiliates
Investments in joint venture and affiliates

4.Investments in joint venture and affiliates

a) Investment in Datang Angli

In 2012 and 2013, the Company sold PV module to Shandong Angli PV technology Ltd. (“Shandong Angli”) for RMB 47.0 million (“the Receivable”). In 2015, Shandong Angli settled its liability with the Company through a debt restructuring agreement (“the Agreement”). The agreement was signed by the Company, Shandong Angli and Ningxia Angli PV technology Ltd. (“Ningxia Angli”), the related party of Shandong Angli. According to the agreement, Ningxia Angli transferred 29.16% of equity shares of Datang Angli (Lingwu) New Energy Co., Ltd. (“Datang Angli”) to the Company in exchange for the settlement of RMB 47.0 million receivable from Shandong Angli. The Company accounted for its original investment of 29.16% in Datang Angli at its fair value, amounted to RMB 39,498 under equity method because the Company has significant influence, but no voting control over Datang Angli. As the original accounts receivable balance of RMB 47.0 million from Shandong Angli was fully reserved in 2013, the Company recorded a gain of RMB 39.5 million in selling, general and administrative expenses upon the receipt of the investment in Datang Angli. The remaining RMB 7.5 million allowance for difference between the Receivable gross amount RMB 47.0 million and the RMB 39.5 million fair value of Datang Angli, was written off in 2015 against the remaining original balance (Refer to Note 6 Accounts Receivable). The Company picked up the 29.16% of the net profit/(loss) generated from Datang Angli with RMB 44, RMB 15 and RMB (1,196) in 2015, 2016 and 2017 respectively.

b)Investment in Lincheng

JA Solar PV Electric (Lincheng) Co., Ltd. (“Lincheng”), a company 100% owned by the Company, was set up in 2013, for the purpose of construction of power plants. Lincheng was undertaking early stage of development of a power plant with 100 MW capacity.

In July 2014, the Company entered into sales agreement with China Rich Energy Cooperation Ltd (“Rich Energy”). Under the agreement, Rich Energy contributed cash as the capital injection to Lincheng to acquire 80% equity interest of Lincheng. The Company deconsolidated Lincheng and starts to account for its investment of 20% in Lincheng as equity method of accounting because the Company has significant influence, but does not have voting control over Lincheng since July 2014. By the end of 2014, Rich Energy has paid total cash of RMB 66,400 in full as capital injection and all necessary legal procedures related to the share ownership were finished. The Company has paid total cash of RMB 16,600 in full as capital injection. In 2016, the Company and Rich Energy increased the capital injection proportionally and paid total cash of RMB 14,000 and RMB 56,000 in full respectively. The percentage of ownership remained unchanged after the capital injection.

In 2015, 2016 and 2017, the Company sold modules to Lincheng with the revenue of RMB 92,158, RMB 162,516 and RMB nil with cost of RMB 71,993, RMB 112,502 and RMB nil in the respective years. Since the Company hold 20% share of Lincheng, the 20% of the unrealized profit with an amount of RMB 4,033, RMB 10,003 and RMB nil in 2015, 2016 and 2017 respectively, was eliminated against the long-term investment balance. The balance of long-term investment in Lincheng was RMB 15,627, RMB 29,465 and RMB 29,295 after the deduction of unrealized profit and pick-up of the 20% of the net profit generated from Lincheng with RMB 6,136, RMB 9,841 and RMB 10,446 in 2015, 2016 and 2017 respectively.